UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05240

SELECTED CAPITAL PRESERVATION TRUST

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS

SELECTED FUNDS	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance:
Selected American Shares	3
Selected International Fund	5

Fund Overview:
Selected American Shares	7
Selected International Fund	9
Selected Daily Government Fund	12

Expense Example	13

Schedule of Investments:
Selected American Shares	15
Selected International Fund	20
Selected Daily Government Fund	23

Statements of Assets and Liabilities	25

Statements of Operations	27

Statements of Changes in Net Assets	28

Notes to Financial Statements	30

Financial Highlights	39

Report of Independent Registered Public Accounting Firm	41

Federal Income Tax Information	42

Fund Information	43

Privacy Notice and Householding	44
Directors and Officers	45

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually. In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either on our website, www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle                                            Christopher C. Davis                                                    Kenneth C. Feinberg
Chairman                                                                 President & Portfolio Manager                                   Portfolio Manager

February 3, 2012

SELECTED FUNDS AMERICAN SHARES, INC.	Mangement's Discussion of Fund Performance

Performance Overview

Selected American Shares’ Class S shares delivered a negative return on net asset value of 4.35% (Class D shares declined 4.02%) for the year ended December 31, 2011. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 2.11%. While the Index increased little over the year, individual sectors1 within the Index increased by as much as 20% (utilities) or decreased by as much as 16% (financials). The sectors within the Index that turned in the strongest performance over the year were utilities, consumer staples, and health care.  The sectors within the Index that turned in the weakest performance over the year were financials, materials, and industrials.

Factors Impacting the Fund’s Performance

Material companies were the most important detractor2 from performance, both on an absolute basis and relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (down 33% versus down 10% for the Index) and had a higher relative average weighting (7% versus 4% for the Index) in this weaker performing sector.  Sino-Forest3 and Sealed Air were among the most important detractors from performance. The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Selected Advisers’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position.

The Fund had more invested in financial companies than in any other sector and they were the second most important detractor from performance on an absolute basis. The Fund’s financial companies out-performed the corresponding sector within the Index (down 7% versus down 16% for the Index), but had a higher relative average weighting (29% versus 15% for the Index) in this weaker performing sector. American Express was among the most important contributors to performance. Bank of New York Mellon, Wells Fargo, and Julius Baer Group were among the most important detractors from performance.

Energy companies were also important detractors from performance, both on an absolute basis and relative to the Index. The Fund’s energy companies significantly under-performed the corresponding sector within the Index (down 11% versus up 5% for the Index) and had a slightly higher relative average weighting (14% versus 13% for the Index). Devon Energy, Canadian Natural Resources, and Transocean were among the most important detractors from performance.

Consumer staple companies were the most important contributor to performance, both on an absolute basis and relative to the Index. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 17% versus up 14% for the Index) and also benefited from a higher relative average weighting (16% versus 11% for the Index) in this stronger performing sector. CVS Caremark, Costco Wholesale, Philip Morris International, and Diageo were among the most important contributors to performance.

The Fund had approximately 19% of its net assets invested in foreign companies at December 31, 2011. As a whole those companies under-performed the domestic companies held by the Fund.

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS AMERICAN SHARES, INC. - (CONTINUED)	Mangement's Discussion of Fund Performance

Comparison of a $10,000 investment in Selected American Shares Class S versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(4.35)%	(2.10)%	3.30%	N/A	0.94%	0.94%
Class D	(4.02)%	(1.78)%	N/A	3.17%	0.61%	0.61%
Standard & Poor’s 500® Index	2.11%	(0.25)%	2.92%	3.66%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC.	Mangement's Discussion of Fund Performance

Performance Overview

Selected International Fund’s Class S shares delivered a negative return on net asset value of 22.49% (Class D shares declined 22.05%) for the year ended December 31, 2011. Over the same time period, the Morgan Stanley Capital International All Country World Index ex USA (“MSCI ACWI® ex USA” or “Index”) declined 13.71%. On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities. Prior to the name and strategy change, the Fund’s Class S shares delivered a total return on net asset value of 8.18% (Class D shares increased 8.35%) for the four-month period ended April 30, 2011, compared to the Russell 3000® Index, which increased by 9.55%. Subsequent to the name and strategy change, the Fund’s Class S shares delivered a negative return on net asset value of 28.35% (Class D shares declined 28.05%) for the eight-month period ended December 31, 2011, compared to the MSCI ACWI® ex USA, which declined 20.44%. Every sector1 within the Index, except for health care and consumer staples, delivered negative returns over the year. The sectors within the Index that turned in the weakest performance over the year were materials, financials, and information technology.  As of December 31, 2011, the Fund had approximately 98% of its net assets invested in foreign companies.

Factors Impacting the Fund’s Performance

Material companies were the most important detractor2 from performance, both on an absolute basis and relative to the Index. The Fund’s material companies under-performed the corresponding sector within the Index (down 60% versus down 24% for the Index), but had a lower relative average weighting (10% versus 13% for the Index) in this weaker performing sector. Sino-Forest3 was the single most important detractor from performance.  The Ontario Securities Commission issued a release on August 26, 2011 halting trading of Sino-Forest on the Toronto Stock Exchange, causing the security to be fair valued by the Fund. Davis Selected Advisers’ portfolio managers continue to monitor and evaluate the situation. As of the date of this report, trading is still halted and the Fund continues to fair value this position.  Greatview Aseptic Packaging was also among the most important detractors from performance.

The Fund had more invested in industrial companies than in any other sector and they were the second most important detractor from performance on an absolute basis. The Fund’s industrial companies out-performed the corresponding sector within the Index (down 13% versus down 16% for the Index), but had a higher relative average weighting (18% versus 11% for the Index). Nielsen Holdings was among the most important contributors to performance. Schneider Electric, Kuehne & Nagel, and China Merchants Holdings were among the most important detractors from performance.

Financial companies were important detractors from performance on an absolute basis, but contributed to performance relative to the Index. The Fund’s financial companies out-performed the corresponding sector within the Index (down 17% versus down 20% for the Index) and also benefited from a lower relative average weighting (16% versus 24% for the Index) in this weaker performing sector. Oaktree was among the most important contributors to performance. Hang Lung Group was among the most important detractors from performance.  The Fund no longer owns Oaktree.

Other important contributors to performance included Agilent, SAP, and Johnson & Johnson.  The Fund no longer owns Agilent, SAP, or Johnson & Johnson.

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

1      The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	Mangement's Discussion of Fund Performance

Comparison of a $10,000 investment in Selected International Fund Class S versus the Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA) and the Russell 3000® Index over 10 years for an investment made on December 31, 2001

Average Annual Total Return for periods ended December 31, 2011

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(22.49)%	(7.05)%	1.40%	N/A	1.32%	1.32%
Class D	(22.05)%	(6.60)%	N/A	(0.06)%	0.81%	0.81%
MSCI ACWI® ex USA	(13.71)%	(2.92)%	6.31%	5.58%
Russell 3000® Index	1.03%	(0.01)%	3.51%	4.09%

Prior to May 1, 2011, Selected International Fund was named Selected Special Shares and invested primarily in domestic equity securities. The Fund is expected to invest primarily in foreign equity securities and the performance prior to that date is unlikely to be relevant to future performance.

In 2010, Selected International Fund made a favorable investment in an IPO. This investment had a material impact on the investment performance, adding approximately 2% to the Fund’s total return in 2010. The IPO was purchased with the intent to benefit from long-term growth of the underlying company and the rapid appreciation was an unusual occurrence. Such performance may not continue in the future.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes.  Investments cannot be made directly in the Index.

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS SELECTED AMERICAN SHARES, INC.	Fund Overview December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Long-Term Portfolio)
			Fund	S&P 500®
Common Stock (U.S.)	77.17%	Diversified Financials	15.46%	5.25%
Common Stock (Foreign)	18.48%	Energy	12.46%	12.30%
Convertible Bonds (Foreign)	0.07%	Food & Staples Retailing	11.16%	2.41%
Preferred Stock (Foreign)	0.03%	Insurance	10.92%	3.58%
Short-Term Investments	3.87%	Health Care	9.64%	11.85%
Other Assets & Liabilities	0.38%	Information Technology	7.56%	19.00%
	100.00%	Food, Beverage & Tobacco	6.42%	6.61%
		Materials	5.94%	3.50%
		Banks	5.93%	2.73%
		Retailing	5.06%	3.73%
		Transportation	2.49%	1.97%
		Commercial & Professional Services	1.84%	0.54%
		Media	1.72%	3.11%
		Other	1.22%	13.17%
		Capital Goods	1.20%	8.18%
		Real Estate	0.98%	2.07%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/11 Net Assets)

Wells Fargo & Co.	Commercial Banks	5.67%
CVS Caremark Corp.	Food & Staples Retailing	5.60%
American Express Co.	Consumer Finance	5.25%
Costco Wholesale Corp.	Food & Staples Retailing	5.08%
Bank of New York Mellon Corp.	Capital Markets	4.30%
EOG Resources, Inc.	Energy	3.57%
Google Inc., Class A	Software & Services	3.26%
Canadian Natural Resources Ltd.	Energy	3.06%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	2.68%
Loews Corp.	Multi-line Insurance	2.62%

SELECTED FUNDS SELECTED AMERICAN SHARES, INC. - (CONTINUED)	Fund Overview December 31, 2011

New Positions Added (01/01/11 - 12/31/11)
(Highlighted positions are those greater than 0.50% of the Fund’s 12/31/11 net assets)
		Date of 1st	% of Fund’s 12/31/11
Security	Industry	Purchase	Net Assets
ACE Ltd.	Property & Casualty Insurance	02/16/11	0.70%
CME Group Inc.	Diversified Financial Services	11/18/11	0.18%
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	Consumer Durables & Apparel	12/05/11	0.13%
Ecolab Inc.	Materials	07/27/11	0.51%
Everest Re Group, Ltd.	Reinsurance	03/15/11	0.15%
Expedia, Inc.	Retailing	03/07/11	0.31%
Intel Corp.	Semiconductors & Semiconductor Equipment	05/10/11	0.31%
Li & Fung Ltd.	Retailing	08/05/11	0.33%
Netflix Inc.	Retailing	10/26/11	0.35%
Oracle Corp.	Software & Services	12/21/11	0.20%
PACCAR Inc.	Capital Goods	10/27/11	0.34%
Walt Disney Co.	Media	03/15/11	1.44%

Positions Closed (01/01/11 - 12/31/11)
(Gains greater than $15,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
D&B Corp.	Commercial & Professional Services	09/14/11	$47,471,937
GAM Holding Ltd.	Capital Markets	07/26/11	17,089,788
Hershey Co.	Food, Beverage & Tobacco	02/02/11	2,766,874
Level 3 Communications, Inc., Conv.
Sr. Notes, 15.00%, 01/15/13	Telecommunication Services	05/27/11	3,679,464
Liberty Media Corp. - Liberty Starz, Series A	Media	10/12/11	5,550,574
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	02/08/11	9,559,007
Moody’s Corp.	Diversified Financial Services	02/04/11	18,821,784
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	503,145
Procter & Gamble Co.	Household & Personal Products	07/21/11	8,832,064
Tyco International Ltd.	Capital Goods	06/09/11	17,384,532
Vulcan Materials Co.	Materials	06/30/11	843,457

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC.	Fund Overview December 31, 2011

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Stock Holdings)

			Fund	MSCI ACWI® ex USA
Common Stock (Foreign)	97.44%	Health Care	15.60%	7.15%
Common Stock (U.S.)	3.08%	Food, Beverage & Tobacco	11.90%	6.74%
Preferred Stock (Foreign)	0.15%	Capital Goods	11.50%	7.49%
Other Assets & Liabilities	(0.67)%	Transportation	9.70%	2.20%
	100.00%	Materials	8.09%	11.70%
		Energy	5.95%	11.85%
		Consumer Durables & Apparel	5.32%	1.68%
		Real Estate	5.14%	2.62%
		Banks	5.04%	13.66%
		Telecommunication Services	4.32%	6.41%
		Diversified Financials	3.90%	2.62%
		Information Technology	3.58%	6.37%
		Commercial & Professional Services	3.07%	0.82%
		Food & Staples Retailing	2.65%	2.32%
		Media	2.42%	1.22%
		Insurance	1.82%	4.01%
		Other	−	11.14%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/11 Stock Holdings)		(% of Fund’s 12/31/11 Net Assets)

Switzerland	31.62%	Roche Holding AG - Genusschein	7.26%
China	20.34%	Kuehne & Nagel International AG	6.22%
France	7.65%	Hang Lung Group Ltd.	5.17%
Mexico	6.74%	Heineken Holding NV	4.98%
Brazil	6.54%	Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	4.46%
Netherlands	5.84%	Schneider Electric S.A.	4.40%
Hong Kong	5.14%	America Movil SAB de C.V., Series L, ADR	4.35%
Argentina	4.04%	Schindler Holding AG - Participation Certificate	4.09%
Canada	3.73%	Tenaris S.A., ADR	4.07%
United States	3.07%	Nestle S.A.	3.88%
United Kingdom	2.71%
Belgium	2.58%
	100.00%

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	Fund Overview December 31, 2011

New Positions Added (01/01/11 - 12/31/11)
(Highlighted positions are those greater than 3.00% of the Fund’s 12/31/11 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/11 Net Assets
Air Products and Chemicals, Inc.	Materials	03/15/11	−
BHP Billiton PLC	Materials	05/03/11	1.42%
Brazil Pharma S.A., 144A	Food & Staples Retailing	06/24/11	2.67%
Brookfield Asset Management Inc., Class A	Capital Markets	05/03/11	0.49%
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	Consumer Durables & Apparel	05/03/11	4.46%
China CITIC Bank Corp. Ltd. - H	Commercial Banks	05/04/11	1.38%
China Merchants Bank Co., Ltd. - H	Commercial Banks	05/04/11	3.40%
China Merchants Holdings International Co., Ltd.	Transportation	05/04/11	2.60%
China Shipping Development Co., Ltd. - H	Transportation	05/04/11	0.73%
CNinsure, Inc., ADR	Insurance Brokers	05/03/11	0.52%
Essilor International S.A.	Health Care Equipment & Services	05/03/11	3.30%
Expedia, Inc.	Retailing	03/07/11	−
Fairfax Financial Holdings Ltd.	Multi-line Insurance	05/04/11	1.32%
Greatview Aseptic Packaging Co., Ltd.	Materials	05/04/11	2.01%
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	05/03/11	1.50%
Hang Lung Group Ltd.	Real Estate	05/04/11	5.17%
Itau Unibanco Holding S.A., ADR	Commercial Banks	08/05/11	0.01%
Lindt & Spruengli AG - Participation Certificate	Food, Beverage & Tobacco	05/03/11	3.12%
LLX Logistica S.A.	Transportation	06/01/11	0.22%
NetEase.com Inc., ADR	Software & Services	05/03/11	2.35%
Nielsen Holdings NV	Commercial & Professional Services	01/26/11	3.08%
OGX Petroleo e Gas Participacoes S.A.	Energy	06/01/11	1.92%
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	05/03/11	0.83%
PortX Operacoes Portuarias S.A.	Transportation	06/01/11	–
Potash Corp. of Saskatchewan Inc.	Materials	05/03/11	1.70%
Renren, Inc., ADR	Software & Services	05/04/11	−
RHJ International	Diversified Financial Services	05/03/11	1.10%
Rio Tinto PLC	Materials	05/03/11	1.31%
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology & Life Sciences	05/03/11	7.26%
Schindler Holding AG - Participation Certificate	Capital Goods	05/25/11	4.09%
Schneider Electric S.A.	Capital Goods	05/03/11	4.40%
Shandong Weigao Group Medical Polymer Co. Ltd. - H	Health Care Equipment & Services	05/19/11	0.64%
Shanghai Electric Group Co. Ltd. - H	Capital Goods	05/04/11	1.11%
Sinopharm Group Co. - H	Health Care Equipment & Services	05/04/11	2.59%
Sinovac Biotech Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	05/04/11	1.91%
Techne Corp.	Pharmaceuticals, Biotechnology & Life Sciences	02/15/11	−
Vale S.A., ADR	Materials	05/03/11	1.31%
Walt Disney Co.	Media	03/15/11	−

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	Fund Overview December 31, 2011

Positions Closed (01/01/11 - 12/31/11)
(Gains and losses greater than $750,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Activision Blizzard, Inc.	Software & Services	05/02/11	$239,601
Agilent Technologies, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	05/02/11	1,504,843
Air Products and Chemicals, Inc.	Materials	05/02/11	56,323
Altera Corp.	Semiconductors & Semiconductor Equipment	05/02/11	379,088
Bank of New York Mellon Corp.	Capital Markets	05/10/11	(282,454)
Baxter International Inc.	Health Care Equipment & Services	05/02/11	314,174
Becton, Dickinson and Co.	Health Care Equipment & Services	05/02/11	715,151
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	05/03/11	316,009
Blount International, Inc.	Capital Goods	05/03/11	435,653
Charles Schwab Corp.	Capital Markets	05/02/11	178,597
Clark Holdings, Inc.	Transportation	11/04/11	(897,736)
Coca-Cola Co.	Food, Beverage & Tobacco	05/02/11	692,327
CVS Caremark Corp.	Food & Staples Retailing	05/02/11	472,993
Devon Energy Corp.	Energy	05/03/11	(227,241)
Expedia, Inc.	Retailing	05/02/11	64,096
Google Inc., Class A	Software & Services	05/03/11	761,818
H&R Block, Inc.	Consumer Services	05/02/11	(25,477)
Harris Corp.	Technology Hardware & Equipment	05/02/11	334,883
Hewlett-Packard Co.	Technology Hardware & Equipment	05/03/11	(5,838)
IDEXX Laboratories, Inc.	Health Care Equipment & Services	05/03/11	1,471,519
International Business Machines Corp.	Software & Services	05/02/11	164,703
Iron Mountain Inc.	Commercial & Professional Services	05/02/11	241,714
Johnson & Johnson	Pharmaceuticals, Biotechnology & Life Sciences	05/02/11	157,990
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	05/02/11	210,956
Lockheed Martin Corp.	Capital Goods	05/05/11	70,962
Markel Corp.	Property & Casualty Insurance	05/17/11	670,565
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	01/11/11	162,409
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	05/02/11	1,947,106
Microsoft Corp.	Software & Services	05/03/11	324,581
Monsanto Co.	Materials	05/03/11	(131,937)
Oaktree Capital Group LLC, Class A	Diversified Financial Services	05/02/11	1,574,392
Occidental Petroleum Corp.	Energy	05/02/11	695,485
Pfizer Inc.	Pharmaceuticals, Biotechnology & Life Sciences	05/02/11	305,059
PortX Operacoes Portuarias S.A.	Transportation	08/17/11	(2,308)
Renren, Inc., ADR	Software & Services	05/10/11	10,811
SAP AG, ADR	Software & Services	05/02/11	617,924
Shaw Group Inc.	Capital Goods	03/14/11	(285,211)
Sherwin-Williams Co.	Materials	05/03/11	237,320
Sigma-Aldrich Corp.	Materials	05/06/11	1,771,424
Techne Corp.	Pharmaceuticals, Biotechnology & Life Sciences	05/02/11	17,605
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	05/03/11	408,560
Transatlantic Holdings, Inc.	Reinsurance	05/10/11	(304,212)
Transocean Ltd.	Energy	05/03/11	863,603
U.S. Bancorp	Commercial Banks	05/03/11	34,538
Walt Disney Co.	Media	05/02/11	30,080
Wells Fargo & Co.	Commercial Banks	05/03/11	462,493
Wells Fargo & Co., Stock Warrants, strike price $34.01, expires 10/28/18	Commercial Banks	05/02/11	113,531
Yingde Gases Group Co. Ltd.	Materials	07/12/11	(79,107)
Yum! Brands, Inc.	Consumer Services	05/02/11	1,372,996

SELECTED FUNDS SELECTED CAPITAL PRESERVATION TRUST - SELECTED DAILY GOVERNMENT FUND	Fund Overview December 31, 2011

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/11 Net Assets)		(% of 12/31/11 Portfolio Holdings)

Repurchase Agreements	45.60%
Federal Home Loan Bank	19.20%	0-30 Days	86.75%
Federal Farm Credit Bank	12.30%	31-90 Days	2.61%
Fannie Mae	11.80%	91-180 Days	8.77%
Freddie Mac	9.17%	181-397 Days	1.87%
Other Agencies	2.84%		100.00%
Private Export Funding	1.05%
Other Assets & Liabilities	(1.96)%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.  See the Fund’s Schedule of Investments for a listing of the floating rate securities.

SELECTED FUNDS	Expense Example

Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees, if any.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2011.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your cost would have been higher.

SELECTED FUNDS	Expense Example - (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/11)	(12/31/11)	(07/01/11-12/31/11)
Selected American Shares
Class S (annualized expense ratio 0.94%**)
Actual	$1,000.00	$933.07	$4.58
Hypothetical	$1,000.00	$1,020.47	$4.79
Class D (annualized expense ratio 0.61%**)
Actual	$1,000.00	$934.73	$2.97
Hypothetical	$1,000.00	$1,022.13	$3.11
Selected International Fund
Class S (annualized expense ratio 1.41%**)
Actual	$1,000.00	$796.97	$6.39
Hypothetical	$1,000.00	$1,018.10	$7.17
Class D (annualized expense ratio 0.86%**)
Actual	$1,000.00	$800.03	$3.90
Hypothetical	$1,000.00	$1,020.87	$4.38
Selected Daily Government Fund
Class S (annualized expense ratio 0.05%**)
Actual	$1,000.00	$1,000.43	$0.25
Hypothetical	$1,000.00	$1,024.95	$0.26
Class D (annualized expense ratio 0.05%**)
Actual	$1,000.00	$1,000.42	$0.25
Hypothetical	$1,000.00	$1,024.95	$0.26

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser and/or Distributor.

SELECTED FUNDS SELECTED AMERICAN SHARES, INC.	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (95.65%)
CONSUMER DISCRETIONARY – (7.37%)
Automobiles & Components – (0.55%)
Harley-Davidson, Inc.	840,100	$32,654,687
Consumer Durables & Apparel – (0.32%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	150,400	7,607,265
Hunter Douglas NV (Netherlands)	295,596	11,102,334
		18,709,599
Media – (1.65%)
Grupo Televisa S.A., ADR (Mexico)	583,400	12,286,404
Walt Disney Co.	2,264,500	84,918,750
		97,205,154
Retailing – (4.85%)
Bed Bath & Beyond Inc. *	2,630,000	152,461,100
CarMax, Inc. *	1,018,800	31,053,024
Expedia, Inc.	635,950	18,442,550
Li & Fung Ltd. (Hong Kong)	10,481,000	19,378,771
Liberty Interactive Corp., Series A *	1,732,250	28,079,772
Netflix Inc. *	298,500	20,683,065
TripAdvisor Inc. *	635,950	16,032,299
		286,130,581
	Total Consumer Discretionary	434,700,021
CONSUMER STAPLES – (16.96%)
Food & Staples Retailing – (10.68%)
Costco Wholesale Corp.	3,601,264	300,021,304
CVS Caremark Corp.	8,101,945	330,397,317
		630,418,621
Food, Beverage & Tobacco – (6.15%)
Coca-Cola Co.	1,187,940	83,120,162
Diageo PLC (United Kingdom)	4,219,344	92,162,900
Heineken Holding NV (Netherlands)	1,486,638	60,839,468
Kraft Foods Inc., Class A	1,335,700	49,901,752
Nestle S.A. (Switzerland)	77,900	4,478,441
Philip Morris International Inc.	696,567	54,666,578
Unilever NV, NY Shares (Netherlands)	505,300	17,367,161
		362,536,462
Household & Personal Products – (0.13%)
Natura Cosmeticos S.A. (Brazil)	400,300	7,781,733
	Total Consumer Staples	1,000,736,816
ENERGY – (11.93%)
Canadian Natural Resources Ltd. (Canada)	4,828,900	180,455,993
China Coal Energy Co., Ltd. - H (China)	28,127,200	30,348,664
Devon Energy Corp.	982,421	60,910,102
EOG Resources, Inc.	2,138,300	210,643,933
Occidental Petroleum Corp.	1,543,380	144,614,706
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	4,756,100	34,728,901
Schlumberger Ltd.	152,980	10,450,064
Transocean Ltd.	831,124	31,906,850
	Total Energy	704,059,213

SELECTED FUNDS SELECTED AMERICAN SHARES, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (31.87%)
Banks – (5.67%)
Commercial Banks – (5.67%)
Wells Fargo & Co.	12,150,379	$334,864,445
Diversified Financials – (14.80%)
Capital Markets – (8.71%)
Ameriprise Financial, Inc.	624,207	30,985,635
Bank of New York Mellon Corp.	12,754,600	253,944,086
Brookfield Asset Management Inc., Class A (Canada)	1,779,350	48,896,538
Charles Schwab Corp.	2,252,000	25,357,520
Goldman Sachs Group, Inc.	229,200	20,726,556
Julius Baer Group Ltd. (Switzerland)	3,430,790	134,192,723
		514,103,058
Consumer Finance – (5.25%)
American Express Co.	6,560,870	309,476,238
Diversified Financial Services – (0.84%)
CME Group Inc.	43,000	10,476,950
JPMorgan Chase & Co.	297,270	9,884,228
Visa Inc., Class A	289,500	29,392,935
		49,754,113
		873,333,409
Insurance – (10.46%)
Insurance Brokers – (0.16%)
Aon Corp.	198,000	9,266,400
Multi-line Insurance – (3.51%)
Fairfax Financial Holdings Ltd. (Canada)	82,850	35,499,568
Fairfax Financial Holdings Ltd., 144A (Canada)(a)(b)	39,220	16,824,081
Loews Corp.	4,113,100	154,858,215
		207,181,864
Property & Casualty Insurance – (5.26%)
ACE Ltd.	586,500	41,125,380
Berkshire Hathaway Inc., Class A *	1,054	120,951,770
Markel Corp. *	21,700	8,998,339
Progressive Corp.	7,147,600	139,449,676
		310,525,165
Reinsurance – (1.53%)
Everest Re Group, Ltd.	103,900	8,736,951
Transatlantic Holdings, Inc.	1,486,687	81,366,379
		90,103,330
		617,076,759
Real Estate – (0.94%)
Hang Lung Group Ltd. (Hong Kong)	10,172,000	55,400,768
	Total Financials	1,880,675,381
HEALTH CARE – (9.23%)
Health Care Equipment & Services – (2.58%)
Baxter International Inc.	367,780	18,197,755
Becton, Dickinson and Co.	323,010	24,135,307
Express Scripts, Inc. *	2,460,000	109,937,400
		152,270,462

SELECTED FUNDS SELECTED AMERICAN SHARES, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (6.65%)
Agilent Technologies, Inc. *	529,540	$18,496,832
Johnson & Johnson	2,194,550	143,918,589
Merck & Co., Inc.	4,200,073	158,342,752
Pfizer Inc.	849,600	18,385,344
Roche Holding AG - Genusschein (Switzerland)	316,200	53,592,079
		392,735,596
	Total Health Care	545,006,058
INDUSTRIALS – (5.30%)
Capital Goods – (1.15%)
Lockheed Martin Corp.	591,400	47,844,260
PACCAR Inc.	528,000	19,784,160
		67,628,420
Commercial & Professional Services – (1.77%)
Iron Mountain Inc.	3,383,750	104,219,500
Transportation – (2.38%)
China Merchants Holdings International Co., Ltd. (China)	25,653,019	74,317,324
China Shipping Development Co., Ltd. - H (China)	17,840,000	11,140,525
Kuehne & Nagel International AG (Switzerland)	476,010	53,464,340
LLX Logistica S.A. (Brazil)*	987,860	1,784,795
		140,706,984
	Total Industrials	312,554,904
INFORMATION TECHNOLOGY – (7.24%)
Semiconductors & Semiconductor Equipment – (1.63%)
Intel Corp.	750,500	18,199,625
Texas Instruments Inc.	2,685,790	78,183,347
		96,382,972
Software & Services – (4.88%)
Activision Blizzard, Inc.	2,906,500	35,749,950
Google Inc., Class A *	297,500	192,149,300
Microsoft Corp.	1,855,400	48,166,184
Oracle Corp.	460,000	11,789,800
		287,855,234
Technology Hardware & Equipment – (0.73%)
Hewlett-Packard Co.	1,671,480	43,057,325
	Total Information Technology	427,295,531
MATERIALS – (5.59%)
Air Products and Chemicals, Inc.	396,900	33,811,911
BHP Billiton PLC (United Kingdom)	1,339,500	39,056,572
Ecolab Inc.	516,800	29,876,208
Martin Marietta Materials, Inc.	282,330	21,290,505
Monsanto Co.	1,084,600	75,997,922
Potash Corp. of Saskatchewan Inc. (Canada)	955,900	39,459,552
Praxair, Inc.	229,700	24,554,930
Rio Tinto PLC (United Kingdom)	728,187	35,339,826
Sealed Air Corp.	1,588,000	27,329,480

SELECTED FUNDS SELECTED AMERICAN SHARES, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
	Sino-Forest Corp. (Canada)*	4,770,230	$3,291,461
	Sino-Forest Corp., Restricted (Canada)*(b)	145,700	100,533
		Total Materials	330,108,900
TELECOMMUNICATION SERVICES – (0.16%)
	America Movil SAB de C.V., Series L, ADR (Mexico)	432,540	9,775,404
		Total Telecommunication Services	9,775,404
		TOTAL COMMON STOCK – (Identified cost $3,877,768,217)	5,644,912,228
PREFERRED STOCK – (0.03%)
MATERIALS – (0.03%)
	MMX Mineracao e Metalicos S.A. (Brazil)*	1,023,800	1,564,310
		TOTAL PREFERRED STOCK – (Identified cost $1,571,677)	1,564,310
CONVERTIBLE BONDS – (0.07%)
MATERIALS – (0.07%)
	Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (b)	$15,365,000	4,225,375
		TOTAL CONVERTIBLE BONDS – (Identified cost $15,365,000)	4,225,375
SHORT-TERM INVESTMENTS – (3.87%)
	Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $56,763,252 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $57,898,260)	56,763,000	56,763,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $171,472,953 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $174,901,440)	171,472,000	171,472,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $228,235,000)	228,235,000
	Total Investments – (99.62%) – (Identified cost $4,122,939,894) – (c)		5,878,936,913
	Other Assets Less Liabilities – (0.38%)		22,664,655
	Net Assets – (100.00%)		$5,901,601,568

ADR: American Depositary Receipt
*	Non-Income producing security.

(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $16,824,081 or 0.29% of the Fund's net assets as of December 31, 2011.

(b)	Restricted Security – See Note 9 of the Notes to Financial Statements.

SELECTED FUNDS SELECTED AMERICAN SHARES, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

(c)	Aggregate cost for federal income tax purposes is $4,123,571,405. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$2,061,483,512
	Unrealized depreciation	(306,118,004)
	Net unrealized appreciation	$1,755,365,508

See Notes to Financial Statements

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC.	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (100.52%)
CONSUMER DISCRETIONARY – (7.79%)
Consumer Durables & Apparel – (5.35%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	54,270	$2,744,988
Hunter Douglas NV (Netherlands)	14,702	552,195
		3,297,183
Media – (2.44%)
Grupo Televisa S.A., ADR (Mexico)	71,220	1,499,893
	Total Consumer Discretionary	4,797,076
CONSUMER STAPLES – (14.65%)
Food & Staples Retailing – (2.67%)
Brazil Pharma S.A., 144A (Brazil)*(a)	361,380	1,646,819
Food, Beverage & Tobacco – (11.98%)
Heineken Holding NV (Netherlands)	74,975	3,068,292
Lindt & Spruengli AG - Participation Certificate (Switzerland)	646	1,921,563
Nestle S.A. (Switzerland)	41,600	2,391,568
		7,381,423
	Total Consumer Staples	9,028,242
ENERGY – (5.99%)
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	162,000	1,182,919
Tenaris S.A., ADR (Argentina)	67,430	2,507,048
	Total Energy	3,689,967
FINANCIALS – (16.01%)
Banks – (5.08%)
Commercial Banks – (5.08%)
Banco Santander Brasil S.A., ADS (Brazil)	21,970	178,836
China CITIC Bank Corp. Ltd. - H (China)	1,499,600	847,635
China Merchants Bank Co., Ltd. - H (China)	1,037,000	2,096,271
Itau Unibanco Holding S.A., ADR (Brazil)	300	5,568
		3,128,310
Diversified Financials – (3.92%)
Capital Markets – (0.49%)
Brookfield Asset Management Inc., Class A (Canada)	11,130	305,852
Diversified Financial Services – (3.43%)
Groupe Bruxelles Lambert S.A. (Belgium)	13,850	923,336
Pargesa Holding S.A., Bearer Shares (Switzerland)	7,780	509,390
RHJ International (Belgium)*	149,490	679,106
		2,111,832
		2,417,684
Insurance – (1.84%)
Insurance Brokers – (0.52%)
CNinsure, Inc., ADR (China)*	45,730	316,452
Multi-line Insurance – (1.32%)
Fairfax Financial Holdings Ltd. (Canada)	1,900	814,112
		1,130,564
Real Estate – (5.17%)
Hang Lung Group Ltd. (Hong Kong)	585,000	3,186,143
	Total Financials	9,862,701

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (15.70%)
Health Care Equipment & Services – (6.53%)
Essilor International S.A. (France)	28,760	$2,030,495
Shandong Weigao Group Medical Polymer Co. Ltd. - H (China)	439,000	396,234
Sinopharm Group Co. - H (China)	666,300	1,599,134
		4,025,863
Pharmaceuticals, Biotechnology & Life Sciences – (9.17%)
Roche Holding AG - Genusschein (Switzerland)	26,400	4,474,481
Sinovac Biotech Ltd. (China)*	541,350	1,174,729
		5,649,210
	Total Health Care	9,675,073
INDUSTRIALS – (24.43%)
Capital Goods – (11.58%)
ABB Ltd., ADR (Switzerland)	64,680	1,217,925
Schindler Holding AG - Participation Certificate (Switzerland)	21,650	2,521,569
Schneider Electric S.A. (France)	51,540	2,713,587
Shanghai Electric Group Co. Ltd. - H (China)	1,478,000	681,281
		7,134,362
Commercial & Professional Services – (3.08%)
Nielsen Holdings NV *	64,060	1,901,941
Transportation – (9.77%)
China Merchants Holdings International Co., Ltd. (China)	551,712	1,598,321
China Shipping Development Co., Ltd. - H (China)	723,000	451,491
Kuehne & Nagel International AG (Switzerland)	34,110	3,831,156
LLX Logistica S.A. (Brazil)*	76,000	137,312
		6,018,280
	Total Industrials	15,054,583
INFORMATION TECHNOLOGY – (3.60%)
Software & Services – (3.60%)
NetEase.com Inc., ADR (China)*	32,240	1,445,964
Youku Inc., ADR (China)*	49,330	773,001
		2,218,965
	Total Information Technology	2,218,965
MATERIALS – (8.00%)
BHP Billiton PLC (United Kingdom)	30,080	877,060
Greatview Aseptic Packaging Co., Ltd. (China)*	3,692,700	1,236,193
Potash Corp. of Saskatchewan Inc. (Canada)	25,400	1,048,512
Rio Tinto PLC (United Kingdom)	16,610	806,104
Sino-Forest Corp. (Canada)*	214,500	148,005
Vale S.A., ADR (Brazil)	39,330	810,198
	Total Materials	4,926,072
TELECOMMUNICATION SERVICES – (4.35%)
America Movil SAB de C.V., Series L, ADR (Mexico)	118,580	2,679,908
	Total Telecommunication Services	2,679,908
TOTAL COMMON STOCK – (Identified cost $79,421,677)		61,932,587

SELECTED FUNDS SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	Scedules of Investments December 31, 2011

	Shares	Value (Note 1)
PREFERRED STOCK – (0.15%)
MATERIALS – (0.15%)
MMX Mineracao e Metalicos S.A. (Brazil)*	60,000	$91,677
	TOTAL PREFERRED STOCK – (Identified cost $102,857)	91,677
	Total Investments – (100.67%) – (Identified cost $79,524,534) – (b)	62,024,264
	Liabilities Less Other Assets – (0.67%)	(411,935)
Net Assets – (100.00%)		$61,612,329

ADR: American Depositary Receipt
ADS: American Depositary Share

*	Non-Income producing security.
(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $1,646,819 or 2.67% of the Fund's net assets as of December 31, 2011.

(b)	Aggregate cost for federal income tax purposes is $79,889,880. At December 31, 2011 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$557,775
	Unrealized depreciation	(18,423,391)
Net unrealized depreciation		$(17,865,616)

See Notes to Financial Statements

SELECTED FUNDS SELECTED CAPITAL PRESERVATION TRUST - SELECTED DAILY GOVERNMENT FUND	Scedules of Investments December 31, 2011

	Principal	Value (Note 1)
FANNIE MAE – (11.80%)
1.00%, 04/04/12	$771,000	$772,636
0.2836%, 07/26/12 (a)	1,000,000	1,000,171
0.27%, 09/13/12 (a)	1,000,000	1,000,921
0.3146%, 10/18/12 (a)	315,000	315,283
TOTAL FANNIE MAE – (Identified cost $3,089,011)		3,089,011
FEDERAL FARM CREDIT BANK – (12.30%)
0.09%, 04/20/12 (a)	500,000	500,000
2.125%, 06/18/12	170,000	171,564
0.28%, 06/21/12 (a)	150,000	150,064
0.285%, 07/02/12 (a)	300,000	300,120
0.125%, 07/27/12 (a)	1,000,000	1,000,000
0.155%, 10/19/12 (a)	600,000	599,952
0.115%, 01/28/13 (a)	500,000	499,410
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $3,221,110)		3,221,110
FEDERAL HOME LOAN BANK – (19.20%)
4.50%, 01/06/12	50,000	50,028
7.01%, 02/06/12	190,000	191,260
0.195%, 03/23/12 (a)	600,000	600,130
5.375%, 06/08/12	180,000	184,094
0.09%, 06/22/12 (a)	2,000,000	1,999,760
0.095%, 07/02/12 (a)	500,000	500,000
0.09%, 07/18/12 (a)	1,000,000	1,000,000
0.30%, 01/11/13	500,000	500,000
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $5,025,272)		5,025,272
FREDDIE MAC – (9.17%)
0.2363%, 02/10/12 (a)	1,200,000	1,200,140
4.75%, 03/05/12	500,000	504,100
0.2563%, 05/11/12 (a)	500,000	500,056
1.75%, 06/15/12	194,000	195,404
TOTAL FREDDIE MAC – (Identified cost $2,399,700)		2,399,700
OTHER AGENCIES – (2.84%)
AID - Israel, 0.3489%, 05/15/12 (Israel) (b)	500,000	499,358
Tennessee Valley Authority, 6.79%, 05/23/12	237,000	243,164
TOTAL OTHER AGENCIES – (Identified cost $742,522)		742,522
PRIVATE EXPORT FUNDING – (1.05%)
Private Export Funding, 5.685%, 05/15/12	270,000	275,478
TOTAL PRIVATE EXPORT FUNDING – (Identified cost $275,478)		275,478

SELECTED FUNDS SELECTED CAPITAL PRESERVATION TRUST - SELECTED DAILY GOVERNMENT FUND - (CONTINUED)	Scedules of Investments December 31, 2011

		Principal	Value (Note 1)
REPURCHASE AGREEMENTS – (45.60%)
	Banc of America Securities LLC Joint Repurchase Agreement, 0.04%, 01/03/12, dated 12/30/11, repurchase value of $2,969,013 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 01/01/27-12/01/41, total market value $3,028,380)	$2,969,000	$2,969,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.05%, 01/03/12, dated 12/30/11, repurchase value of $8,969,050 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.665%-7.00%, 06/30/13-08/01/41, total market value $9,148,380)	8,969,000	8,969,000
TOTAL REPURCHASE AGREEMENTS – (Identified cost $11,938,000)			11,938,000
		Total Investments – (101.96%) – (Identified cost $26,691,093) – (c)	26,691,093
		Liabilities Less Other Assets – (1.96%)	(512,125)
	Net Assets – (100.00%)		$26,178,968

(a)
The interest rates on floating rate securities, shown as of December 31, 2011, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $26,691,093.

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities At December 31, 2011

	Selected American Shares	Selected International Fund	Selected Daily Government Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$5,878,936,913	$62,024,264	$26,691,093
Cash	83,108	–	3,184
Receivables:
Capital stock sold	3,358,694	16,428	13,363
Dividends and interest	10,566,583	48,341	22,383
Investment securities sold	20,513,397	–	–
Prepaid expenses	181,270	3,286	1,854
Due from Adviser	–	–	16,337
Total assets	5,913,639,965	62,092,319	26,748,214
LIABILITIES:
Cash overdraft	–	391,034	–
Payables:
Capital stock redeemed	7,853,991	17,758	39,897
Distributions payable	–	–	192
Investment securities purchased	–	–	500,000
Accrued distribution service fees	529,481	2,732	–
Accrued management fees	2,821,113	30,505	6,844
Accrued transfer agent fees	630,118	13,127	4,665
Other accrued expenses	203,694	24,834	17,648
Total liabilities	12,038,397	479,990	569,246
NET ASSETS	$5,901,601,568	$61,612,329	$26,178,968
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$186,975,186	$1,944,812	$2,617,897
Additional paid-in capital	3,873,651,268	78,652,925	23,561,071
Undistributed (overdistributed) net investment income	592,195	(337,909)	–
Accumulated net realized gains (losses) from investments	84,118,296	(1,144,506)	–
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,756,264,623	(17,502,993)	–
Net Assets	$5,901,601,568	$61,612,329	$26,178,968

*Including:
Cost of investments	$4,122,939,894	$79,524,534	$26,691,093
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	11,938,000

SELECTED FUNDS	Statements of Assets and Liabilities – (Continued)
At December 31, 2011

	Selected American Shares	Selected International Fund	Selected Daily Government Fund
CLASS S SHARES:
Net assets	$2,384,761,604	$10,583,718	$3,614,728
Shares outstanding	60,413,407	1,340,964	3,614,728
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.47	$7.89	$1.00
CLASS D SHARES:
Net assets	$3,516,839,964	$51,028,611	$22,564,240
Shares outstanding	89,166,742	6,438,283	22,564,240
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.44	$7.93	$1.00

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2011

	Selected American Shares	Selected International Fund	Selected Daily Government Fund
INVESTMENT INCOME:
Income:
Dividends*	$117,897,364	$1,295,915	$–
Interest	1,569,381	999	43,799
Net securities lending fees	220,669	–	–
Total income	119,687,414	1,296,914	43,799

Expenses:
Management fees (Note 3)	36,582,217	429,137	81,826
Custodian fees	1,019,017	53,985	14,058
Transfer agent fees:
Class S	3,511,068	46,213	17,401
Class D	1,240,121	36,977	12,285
Audit fees	56,400	20,400	16,800
Legal fees	78,714	5,399	4,540
Reports to shareholders	444,684	10,269	1,728
Directors’ fees and expenses	579,285	9,649	5,183
Registration and filing fees	95,954	45,967	37,596
Excise tax expense (Note 1)	–	4,647	978
Miscellaneous	260,593	10,784	6,990
Payments under distribution plan (Note 7):
Class S	7,608,422	36,321	9,481
Total expenses	51,476,475	709,748	208,866
Expenses paid indirectly (Note 4)	(148)	–	(2)
Reimbursement/waiver of expenses by Adviser/Distributor (Notes 3 and 7)	–	–	(187,371)
Net expenses	51,476,327	709,748	21,493
Net investment income	68,211,087	587,166	22,306

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	701,709,479	17,625,863	–
Foreign currency transactions	(63,290)	(158,826)	–
Net realized gain	701,646,189	17,467,037	–
Net change in unrealized appreciation (depreciation)	(1,049,314,077)	(36,117,556)	–
Net realized and unrealized loss on investments and foreign currency transactions	(347,667,888)	(18,650,519)	–
Net increase (decrease) in net assets resulting from operations	$(279,456,801)	$(18,063,353)	$22,306

*Net of foreign taxes withheld as follows	$2,086,166	$69,812	$–

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2011

	Selected American Shares	Selected International Fund	Selected Daily Government Fund

OPERATIONS:
Net investment income	$68,211,087	$587,166	$22,306
Net realized gain from investments and foreign currency transactions	701,646,189	17,467,037	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,049,314,077)	(36,117,556)	–
Net increase (decrease) in net assets resulting from operations	(279,456,801)	(18,063,353)	22,306

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(10,137,257)	(223,736)	(3,130)
Class D	(26,949,004)	(1,141,130)	(19,176)

Realized gains from investment transactions:
Class S	–	(958,263)	–
Class D	–	(4,281,564)	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5):
Class S	(1,029,354,230)	(3,112,113)	(30,568)
Class D	(235,602,756)	(1,951,802)	(905,433)
Total decrease in net assets	(1,581,500,048)	(29,731,961)	(936,001)

NET ASSETS:
Beginning of year	7,483,101,616	91,344,290	27,114,969
End of year*	$5,901,601,568	$61,612,329	$26,178,968

*Including undistributed (overdistributed) net investment income of	$592,195	$(337,909)	$–

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2010

	Selected American Shares	Selected International Fund	Selected Daily Government Fund

OPERATIONS:
Net investment income	$72,838,928	$1,084,542	$21,594
Net realized gain from investments and foreign currency transactions	596,406,048	3,117,738	–
Net increase in unrealized appreciation on investments and foreign currency transactions	184,564,141	7,236,815	–
Net increase in net assets resulting from operations	853,809,117	11,439,095	21,594

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(42,002,049)	(193,435)	(3,195)
Class D	(58,415,003)	(1,054,966)	(18,399)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5):
Class S	(1,548,697,217)	(2,984,529)	(88,155)
Class D	(117,718,783)	(2,168,819)	(57,712)
Total increase (decrease) in net assets	(913,023,935)	5,037,346	(145,867)

NET ASSETS:
Beginning of year	8,396,125,551	86,306,944	27,260,836
End of year*	$7,483,101,616	$91,344,290	$27,114,969

*Including undistributed (overdistributed) net investment income of	$(30,548,243)	$122,343	$–

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”), Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”), and Selected Capital Preservation Trust (an Ohio corporation) (“Trust”).  The Trust consists of Selected Daily Government Fund.  The Funds and Trust are registered under the Investment Company Act of 1940 (“40 Act”), as amended, as diversified, open-end management investment companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund primarily invests in equity securities issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest primarily in equity securities issued by foreign companies, including companies in developed or emerging markets. The Fund will continue to invest in large, medium, and small companies without regard to market capitalization and maintain its investment objective of achieving capital growth.

Selected Daily Government Fund’s investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal, and maintenance of liquidity.

Selected Daily Government Fund invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities.  The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments.  The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies.  There is no assurance that the investment objective of any fund will be achieved. The Funds’ return and net asset value will fluctuate, although Selected Daily Government Fund seeks to maintain a net asset value of $1.00 per share.

Class S and Class D shares are sold at net asset value.  Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.  All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation and distributions.  Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Selected Fund) within 30 days of their purchase.  The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the last quoted bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors/Trustees. These procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities at a discount of a last traded price.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  For Selected Daily Government Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.  These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees. There have been no significant changes to the fair valuation procedures during the period.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2011 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected	Selected Daily
	American	International	Government
	Shares	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer discretionary	$434,700,021	$4,797,076	$–
Consumer staples	1,000,736,816	9,028,242	–
Energy	704,059,213	3,689,967	–
Financials	1,880,675,381	9,862,701	–
Health care	545,006,058	9,675,073	–
Industrials	312,554,904	15,054,583	–
Information technology	427,295,531	2,218,965	–
Materials	328,281,216	4,869,744	–
Telecommunication services	9,775,404	2,679,908	–
Total Level 1	5,643,084,544	61,876,259	–

Level 2 – Other Significant Observable Inputs:
Short-term debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies	–	–	14,753,093
Convertible debt securities	4,225,375	–	–
Short-term securities	228,235,000	–	11,938,000
Total Level 2	232,460,375	–	26,691,093

Level 3 – Significant Unobservable Inputs:
Equity securities:
Materials	3,391,994	148,005	–
Total Level 3	3,391,994	148,005	–
Total Investments	$5,878,936,913	$62,024,264	$26,691,093

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

	Selected American Shares	Selected International Fund
Investment Securities:
Beginning balance	$–	$–
Net realized loss	–	(528,561)
Change in unrealized appreciation (depreciation)	(108,710,451)	(4,758,123)
Cost of purchases	1,254,647	2,090,595
Proceeds from sales	–	(195,199)
Transfers into Level 3 from Level 1	110,847,798	3,539,293
Ending balance	$3,391,994	$148,005

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2011 and included in the change in net assets for the year	$(108,710,451)	$(4,758,123)

Transfers into Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.  The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income tax is required.  Selected International Fund and Selected Daily Government Fund incurred a 2010 federal excise tax liability of $4,647 and $978, respectively, during the year ended December 31, 2011.  The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds.  The Act provides several benefits, including the unlimited carryforward of future capital losses.  During the year ended December 31, 2011, Selected American Shares and Selected International Fund utilized $617,525,000 and $12,003,000, respectively, in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.  At December 31, 2011, Selected International Fund had approximately $894,000 of post October 2011 losses to offset future capital gains, if any.  In addition, Selected International Fund had approximately $185,000 of post October 2011 ordinary losses, which were deferred.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and partnership income.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended December 31, 2011, for Selected American Shares, amounts have been reclassified to reflect an increase in undistributed net investment income of $15,612 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions; for Selected International Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $317,448, an increase in accumulated net realized losses from investments and foreign currency transactions of $312,801, and a decrease in paid in capital of $4,647. The Funds’ net assets have not been affected by these reclassifications.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders – (Continued)

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Selected American Shares
2011	$37,086,261	–	–	$37,086,261
2010	100,417,052	–	–	100,417,052

Selected International Fund
2011	1,384,282	5,220,411	–	6,604,693
2010	1,248,401	–	–	1,248,401

Selected Daily Government Fund
2011	22,306	–	–	22,306
2010	21,594	–	–	21,594

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed net investment income	$3,969,400	$–
Accumulated net investment loss	–	(185,135)
Undistributed long-term capital gain	84,118,293	–
Accumulated net realized losses from investments and foreign currency transactions	–	(894,045)
Net unrealized appreciation (depreciation) on investments	1,755,633,111	(17,868,340)
Total	$1,843,720,804	$(18,947,520)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors/Trustees Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors/Trustees that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s/Trustee’s account is based upon years of service and fees paid to each Director/Trustee during the years of service. The amount paid to the Director/Trustee by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2011 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$724,773,409	$86,291,539
Proceeds of sales	1,935,262,750	95,114,088

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2011 approximated 0.54% of average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The fixed annual rate for Selected Daily Government Fund is 0.30% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse Selected Daily Government Fund’s expenses to the extent necessary to cap total annual operating expenses at 0.50% for Class S and D shares.  The Adviser also agrees to waive some or all of its advisory fee and to reimburse expenses to the extent necessary so that the Fund’s investment income will not be less than zero until May 1, 2012.  During the year ended December 31, 2011, such waivers and reimbursements amounted to $38,071 and $139,819 for Class S and Class D shares, respectively.

Boston Financial Data Services, Inc. ("BFDS") is the Funds’ primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser during the year ended December 31, 2011 was $196,053, $13,337, and $4,238 for Selected American Shares, Selected International Fund, and Selected Daily Government Fund, respectively.  State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider.  Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. Certain Directors/Trustees and Officers of the Funds are also Directors/Trustees and Officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $148 and $2 for Selected American Shares and Selected Daily Government Fund, respectively, during the year ended December 31, 2011.  There were no reductions for Selected International Fund.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK

At December 31, 2011, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized.  At December 31, 2011, there were 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized.  At December 31, 2011, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized.  Transactions in capital stock were as follows:

Class S	Year ended December 31, 2011
	Selected American	Selected International	Selected Daily Government
	Shares	Fund	Fund
Shares sold	6,302,959	44,151	2,197,445
Shares issued in reinvestment of distributions	252,362	109,974	3,077
	6,555,321	154,125	2,200,522
Shares redeemed	(31,775,222)	(468,391)	(2,231,090)
Net decrease	(25,219,901)	(314,266)	(30,568)

Proceeds from shares sold	$259,996,166	$432,260	$2,197,445
Proceeds from shares issued in reinvestment of
distributions	9,874,907	1,132,727	3,077
	269,871,073	1,564,987	2,200,522
Cost of shares redeemed*	(1,299,225,303)	(4,677,100)	(2,231,090)
Net decrease	$(1,029,354,230)	$(3,112,113)	$(30,568)

* Net of redemption fees as follows	$ −	$84	$ −

Class S	Year ended December 31, 2010
	Selected American	Selected International	Selected Daily Government
	Shares	Fund	Fund
Shares sold	16,239,953	45,139	2,797,277
Shares issued in reinvestment of distributions	1,018,369	18,064	2,923
	17,258,322	63,203	2,800,200
Shares redeemed	(58,805,800)	(369,295)	(2,888,355)
Net decrease	(41,547,478)	(306,092)	(88,155)

Proceeds from shares sold	$613,804,715	$445,446	$2,797,277
Proceeds from shares issued in reinvestment of
distributions	40,327,412	186,418	2,923
	654,132,127	631,864	2,800,200
Cost of shares redeemed	(2,202,829,344)	(3,616,393)	(2,888,355)
Net decrease	$(1,548,697,217)	$(2,984,529)	$(88,155)

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class D	Year ended December 31, 2011
	Selected American	Selected International	Selected Daily Government
	Shares	Fund	Fund
Shares sold	8,826,521	126,216	5,875,603
Shares issued in reinvestment of distributions	508,911	338,390	18,944
	9,335,432	464,606	5,894,547
Shares redeemed	(15,178,697)	(666,106)	(6,799,980)
Net decrease	(5,843,265)	(201,500)	(905,433)

Proceeds from shares sold	$359,256,199	$1,214,758	$5,875,603
Proceeds from shares issued in reinvestment of
distributions	19,898,430	3,469,456	18,944
	379,154,629	4,684,214	5,894,547
Cost of shares redeemed*	(614,757,385)	(6,636,016)	(6,799,980)
Net decrease	$(235,602,756)	$(1,951,802)	$(905,433)

* Net of redemption fees as follows	$ −	$548	$ −

Class D	Year ended December 31, 2010
	Selected American	Selected International	Selected Daily Government
	Shares	Fund	Fund
Shares sold	8,967,736	198,098	8,515,283
Shares issued in reinvestment of distributions	1,094,661	66,368	17,944
	10,062,397	264,466	8,533,227
Shares redeemed	(13,152,603)	(482,269)	(8,590,939)
Net decrease	(3,090,206)	(217,803)	(57,712)

Proceeds from shares sold	$338,123,569	$1,957,621	$8,515,283
Proceeds from shares issued in reinvestment of
distributions	43,304,799	685,585	17,944
	381,428,368	2,643,206	8,533,227
Cost of shares redeemed	(499,147,151)	(4,812,025)	(8,590,939)
Net decrease	$(117,718,783)	$(2,168,819)	$(57,712)

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.  Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended December 31, 2011.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2011

NOTE 7 - DISTRIBUTION SERVICE FEES

For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets.  During the year ended December 31, 2011, Selected American Shares, Selected International Fund, and Selected Daily Government Fund incurred distribution services fees totaling $7,608,422, $36,321, and $9,481, respectively.

Davis Distributors, LLC, the Funds’ Distributor, entered into an agreement with Selected Daily Government Fund to temporarily eliminate the 0.25% distribution fee on Class S shares until December 31, 2012. During the year ended December 31, 2011, such fee elimination amounted to $9,481.

There are no distribution service fees for the Funds’ Class D shares.

NOTE 8 - SECURITIES LOANED

Selected American Shares (“Fund”) has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2011, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 9 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in Selected American Shares amounted to $21,149,989 or 0.36% of the Fund’s net assets as of December 31, 2011.

Information regarding restricted securities is as follows:

					Cost per	Valuation per
		Acquisition		Shares/	Share/	Share/Unit as of
Fund	Security	Date	Principal	Units	Unit	December 31,2011

Selected
American	Fairfax Financial
Shares	Holdings Ltd., 144A	02/23/10	N/A	39,220	$355.00	$428.97

Selected
American	Sino-Forest Corp., Conv. Sr.
Shares	Notes, 5.00%, 08/01/13	07/17/08	$15,365,000	153,650	$100.00	$27.50

Selected
American
Shares	Sino-Forest Corp., Restricted	12/11/09	N/A	145,700	$15.85	$0.69

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2011	$41.44	$0.34d	$(2.14)	$(1.80)
Year ended December 31, 2010	$37.28	$0.30d	$4.35	$4.65
Year ended December 31, 2009	$28.54	$0.27d	$8.76	$9.03
Year ended December 31, 2008	$47.78	$0.34d	$(19.23)	$(18.89)
Year ended December 31, 2007	$46.06	$0.49d	$1.72	$2.21
Selected American Shares Class D:
Year ended December 31, 2011	$41.41	$0.47d	$(2.14)	$(1.67)
Year ended December 31, 2010	$37.25	$0.43d	$4.35	$4.78
Year ended December 31, 2009	$28.50	$0.36d	$8.77	$9.13
Year ended December 31, 2008	$47.79	$0.48d	$(19.28)	$(18.80)
Year ended December 31, 2007	$46.07	$0.63d	$1.73	$2.36
Selected International Fund Class S:
Year ended December 31, 2011	$11.00	$0.03d	$(2.31)	$(2.28)
Year ended December 31, 2010	$9.78	$0.09d	$1.25	$1.34
Year ended December 31, 2009	$6.80	$0.03d	$2.98	$3.01
Year ended December 31, 2008	$12.30	$0.04d	$(5.54)	$(5.50)
Year ended December 31, 2007	$13.98	$–d,g	$(0.17)	$(0.17)
Selected International Fund Class D:
Year ended December 31, 2011	$11.02	$0.08d	$(2.32)	$(2.24)
Year ended December 31, 2010	$9.79	$0.14d	$1.25	$1.39
Year ended December 31, 2009	$6.81	$0.07d	$2.98	$3.05
Year ended December 31, 2008	$12.30	$0.08d	$(5.54)	$(5.46)
Year ended December 31, 2007	$13.98	$0.05d	$(0.17)	$(0.12)
Selected Daily Government Fund Class S:
Year ended December 31, 2011	$1.000	$0.001	$–	$0.001
Year ended December 31, 2010	$1.000	$0.001	$–	$0.001
Year ended December 31, 2009	$1.000	$0.002	$–	$0.002
Year ended December 31, 2008	$1.000	$0.020	$–	$0.020
Year ended December 31, 2007	$1.000	$0.044	$–	$0.044
Selected Daily Government Fund Class D:
Year ended December 31, 2011	$1.000	$0.001	$–	$0.001
Year ended December 31, 2010	$1.000	$0.001	$–	$0.001
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Year ended December 31, 2008	$1.000	$0.024	$–	$0.024
Year ended December 31, 2007	$1.000	$0.048	$–	$0.048

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser/Distributor.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Per share calculations were based on average shares outstanding for the period.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.17)	$–	$–	$(0.17)	$39.47	(4.35)%	$2,385	0.94%	0.94%	0.81%	11%
$(0.49)	$–	$–	$(0.49)	$41.44	12.53%	$3,549	0.93%	0.93%	0.80%	9%
$(0.29)	$–	$–	$(0.29)	$37.28	31.64%	$4,742	0.94%	0.94%	0.86%	11%
$(0.34)	$–	$(0.01)	$(0.35)	$28.54	(39.44)%	$4,481	0.92%	0.92%	0.86%	18%
$(0.49)	$–	$–	$(0.49)	$47.78	4.79%	$7,602	0.90%	0.88%	1.01%	8%

$(0.30)	$–	$–	$(0.30)	$39.44	(4.02)%	$3,517	0.61%	0.61%	1.14%	11%
$(0.62)	$–	$–	$(0.62)	$41.41	12.90%	$3,934	0.60%	0.60%	1.13%	9%
$(0.38)	$–	$–	$(0.38)	$37.25	32.06%	$3,654	0.61%	0.61%	1.19%	11%
$(0.48)	$–	$(0.01)	$(0.49)	$28.50	(39.24)%	$2,881	0.59%	0.59%	1.19%	18%
$(0.64)	$–	$–	$(0.64)	$47.79	5.11%	$5,020	0.57%	0.57%	1.32%	8%

$(0.16)	$(0.67)	$–	$(0.83)	$7.89	(22.49)%	$11	1.32%	1.32%	0.34%	110%e
$(0.12)	$–	$–	$(0.12)	$11.00	13.73%f	$18	1.23%	1.23%	0.92%	28%
$(0.03)	$–	$–	$(0.03)	$9.78	44.21%	$19	1.32%	1.32%	0.38%	24%
$–	$–	$–	$–	$6.80	(44.72)%	$16	1.26%	1.26%	0.43%	30%
$(0.01)	$(1.50)	$–	$(1.51)	$12.30	(1.27)%	$42	1.17%	1.17%	(0.03)%	36%

$(0.18)	$(0.67)	$–	$(0.85)	$7.93	(22.05)%	$51	0.81%	0.81%	0.85%	110%e
$(0.16)	$–	$–	$(0.16)	$11.02	14.30%f	$73	0.76%	0.76%	1.39%	28%
$(0.07)	$–	$–	$(0.07)	$9.79	44.72%	$67	0.84%	0.84%	0.86%	24%
$(0.03)	$–	$–g	$(0.03)	$6.81	(44.40)%	$48	0.86%	0.86%	0.83%	30%
$(0.06)	$(1.50)	$–	$(1.56)	$12.30	(0.89)%	$94	0.81%	0.81%	0.33%	36%

$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$4	1.33%	0.08%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$4	1.29%	0.22%	0.08%	NA
$(0.002)	$–	$–	$(0.002)	$1.000	0.20%	$4	1.17%	0.54%	0.31%	NA
$(0.020)	$–	$–	$(0.020)	$1.000	2.05%	$4	0.94%	0.75%	2.09%	NA
$(0.044)	$–	$–	$(0.044)	$1.000	4.50%	$5	0.97%	0.75%	4.41%	NA

$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$23	0.67%	0.08%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$23	0.67%	0.22%	0.08%	NA
$(0.003)	$–	$–	$(0.003)	$1.000	0.29%	$24	0.57%	0.44%	0.41%	NA
$(0.024)	$–	$–	$(0.024)	$1.000	2.40%	$67	0.40%	0.40%	2.44%	NA
$(0.048)	$–	$–	$(0.048)	$1.000	4.85%	$110	0.41%	0.41%	4.75%	NA

e
As a result of the change in investment strategy on May 1, 2011, from investing primarily in domestic equity securities to investing primarily in foreign equity securities, portfolio turnover was unusually high.

f
Selected International Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund’s total return in 2010. The IPO was purchased with the intent to benefit from long-term growth of the underlying company and the rapid appreciation was an unusual occurrence. Such performance may not continue in the future.

g	Less than $0.005 per share.
See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees
Selected American Shares, Inc., Selected International Fund, Inc., and Selected Capital Preservation Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Selected American Shares, Inc., Selected International Fund, Inc. (formerly known as Selected Special Shares, Inc.), and Selected Daily Government Fund (a series of Selected Capital Preservation Trust) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected International Fund, Inc., and Selected Daily Government Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 17, 2012

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2012, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2011. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2011 with their 2011 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2011, if any, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Selected American Shares	Selected International Fund

Income dividends	$37,086,261	$1,384,282
Income qualifying for corporate dividends-received deduction	$37,086,261	$711,169
	100%	51%
Qualified dividend income	$37,086,261	$1,104,002
	100%	80%
Long-term capital gain distributions	$–	$5,220,411

Pursuant to Section 853 of the Internal Revenue Code, Selected International Fund elected to pass through to its shareholders foreign taxes paid during the year ended December 31, 2011. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Information regarding foreign taxes paid and foreign sourced income is detailed below.

Selected International Fund

Foreign taxes paid	$65,392

Foreign sourced income	$839,011

% of income dividend derived from foreign sourced income	61%

SELECTED FUNDS	Fund Information

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds.  A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q and Form N-MFP

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  In addition, Selected Daily Government Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP.  The Funds’ Form N-Q and Selected Daily Government Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, or on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  Each Director serves until retirement, resignation, death, or removal.  Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William P. Barr (05/23/50)	Director	Director since 1994	Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (a telecommunications company) from 1994 through 2008.	3
Director, Holcim (U.S.) Inc. (supplier of Portland and blended cements); Director, Aggregate Industries Management, Inc. (Construction and building materials supplier, subsidiary of Holcim); Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company).

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, Inc. (private equity firm) since March 1999.	3	Director, Assured Guaranty; Trustee, Connecticut Public Broadcasting Network; Director, University of Connecticut Health Center.

Jerome E. Hass (06/01/40)	Director	Director since 1997	James B. Rubin Professor of Finance Emeritus, Johnson Graduate School of Management, Cornell University; Consultant, National Economic Research Associates; Co-Owner of B&H Enterprises of Ithaca (dba Ithaca Agway True Value) since 2000.	3	None

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Chief Financial Officer, Caridian BCT, Inc. (a medical device company); former Chief Financial Officer, Coors Brewers Limited, a division of Molson Coors Brewing Company.	3	None

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990	Chairman, Selected Funds Board of Directors since 1997; of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired Corporate Economist, Hewlett-Packard Company.	3	None

SELECTED FUNDS	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Davis Funds (consisting of 13 portfolios); Director, Washington Post Co. (publishing company).

*  Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Selected Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Selected Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact sheets are available on the Funds’ website at www.selectedfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2011 and December 31, 2010 were $16,800 and $16,800, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2011 and December 31, 2010 were $4,015 and $3,878, respectively.

    Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2011 and December 31, 2010 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

    The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

    The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit
    Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

        (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2011 and December 31, 2010.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this form N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED CAPITAL PRESERVATION TRUST

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 8, 2012

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 8, 2012